THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Samuel B. Witt III, Esq.          Baron Hottinger..............................
Chairman                          Director Emeritus
Eric R. Gabus+................... Rodolphe E. Hottinger........................
Vice Chairman (Non officer)       President
Jean-Marc Boillat................ Chief Executive Officer
Director                          Rudolf Millisits.............................
Paul R. Brenner, Esq.**.......... Senior Vice President Treasurer
Director                          Philippe R. Comby, CFA, FRM
Alexandre de Takacsy............. Vice President
Director                          Edward J. Veilleux...........................
Claude Frey...................... Vice President
Director                          Secretary
Paul Hottinguer.................. Leslie K. Klenk..............................
Director                          Assistant Secretary
Michael Kraynak, Jr.*............ Frederick Skillin............................
Director                          Assistant Treasurer
Claude Mosseri-Marlio............ Sara M. Morris...............................
Director                          Assistant Treasurer
Didier Pineau-Valencienne*        Peter R. Guarino, Esq........................
Director                          Chief Compliance Officer
Stephen K. West, Esq.*...........
Director
-------------------------------------------------------------------------------
*Audit Committee Member           +Governance/Nominating Committee Chairman
**Audit Committee Chairman

  Investment Advisor
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

  Administrator
Citigroup Fund Services, LLC

  Custodian
Swiss American Securities Inc.

  Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

  Legal Counsel
Stroock & Stroock & Lavan LLP

  Independent Registered Public Accounting Firm
Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp. ("HCC"), which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Toronto, Geneva, Vienna, London, Sion, Lugano, and the Bahamas.

Executive Offices
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

For inquiries and reports:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

Website Address
www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron's and the Monday edition of The Wall Street Journal.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders


  Swiss Market Review and Fund Performance
    Equity markets across the world continued to perform strongly in the first quarter of this year. This was true in Switzerland where the industrial sector, in particular, showed strong performance due largely to the investment boom in the Chinese economy and in other emerging markets. It was also true in the United States to some extent and was beginning in Europe. Infrastructure spending also has been vibrant globally, especially in the energy sector and global trade has boosted the performance of the service companies in logistics and freight forwarding.

   Investment banks and asset managers enjoyed strong financial markets across the board. On the other hand, performance of the food and pharmaceutical sectors, especially in the large cap arena, has lagged as their sales growth and pricing power were not able to match the rest of the market.

   Buyout activity in the private equity sector had a strong positive impact on the valuations of the small and mid cap sectors, as many small and mid cap targets companies were considered to be underleveraged (a consequence of the reaction to the 2000 to 2003 financial market turmoil). In addition, borrowing costs are at extremely low historic levels, in comparison to the cost of equity creating the opportunity for capital arbitrage. While the size of large companies has been a deterrent to buyouts thus far, private equity funds have been raising larger amounts of cash and, adding leverage into the mix, large cap companies could become attractive buyout targets. The mergers and acquisitions frenzy taking place in Europe has been, in fact, one of the main drivers for the markets despite the headwind represented by higher interest rates on both the short and the long end of the yield curve.

    The Fund outperformed the Swiss market during the quarter with a total return of 7.96% in local currency and 8.87% in U.S. dollar. Exposure to mid-sized companies in financial services and capital goods was beneficial.

    The Fund has earned the Lipper Inc. award for ranking number one among Western European close-end funds in one-year performance for the year 2005.* As of March 31, 2006, the Fund also had a rating of three stars from Morningstar.** Past performance is no guarantee of future results.

 *The Fund had previously achieved this ranking for one-year performance in 2000 and also had ranked number one among Western European closed-end funds in 10-year performance for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998. Lipper Inc. is an independent fund performance monitor. As of December 31, 2005, there were 6 funds in the Lipper Western European closed-end funds category, which is comprised of funds that concentrate their investments in equity securities whose primary trading markets or operations are in the Western European region or a single country within this region.

**Morningstar is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance and may change monthly. Its ratings of one
  (low) and five (high) stars are based on a fund's three- and five-year average annual total returns with fee adjustments, and a risk factor that reflects fund performance relative to three-month Treasury Bill monthly returns. Only 33% of the funds in an investment category may receive four or five stars. As of March 31, 2006, there were 9 funds in the Fund's asset category rated by Morningstar.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


  Swiss Market Corporate News
   Swiss asset managers had strong showings in the first quarter of 2006. The shares of UBS AG, Bank Sarasin & Cie AG and Julius Baer Holding AG, for example, far exceeded the performance of the Swiss Performance Index. The strength of this sector was due to higher than expected money inflows, very favorable capital markets and strong revenues from alternative products. High net worth individuals and institutional investors continue to allocate more money to this asset class. Benefiting from this momentum, Partners Group, a global alternative asset management firm, had a successful initial public offering. At the end of the first day of trading on March 24th 2006, the company was valued at 2.1 billion Swiss francs, or about 18% of assets under management.

    No appeals have been filed with the US District Court regarding the plan of reorganization of ABB Ltd.'s US subsidiary, Combustion Engineering (CE). This finally settles one of ABB's biggest asbestos liabilities.

   Serono SA, the largest Swiss biotech company, has been at the center of take-over speculation. There have been reports that the majority shareholder hired Goldman Sachs to find an acquirer. The limited productivity of the company's pipeline has been a drag on the performance of its stock. However, the company still generates a sizeable cash flow from its strong market position and royalty streams which could attract buying interest.

   The Wall Street Journal Europe has reported a potential merger being discussed between Zurich Financial and St. Paul Travelers. Whether or not such a report is founded, it highlights large valuation spread between the two companies, Zurich being substantially cheaper, based on several metrics such as gross premium size and price earnings multiples.

  Swiss Economic Notes
   At its last monetary policy assessment, the Swiss National Bank ("SNB"), following the action of the European Central Bank ("ECB"), increased interest rates again in order for them to be "in line with the economic activity." The SNB lifted the target range for the three-month LIBOR by 0.25% to 0.75%-1.75% and stated its intention to hold the rate in the middle of the target range for the time being.

   The Swiss economic upswing continued with an increase in real GDP of 2.1% for the fourth quarter of 2005, compared with the previous period. The annual growth was 1.9% for 2005 and the SNB anticipates a rise in real GDP of over 2% for 2006. The seasonally adjusted unemployment rate fell to 3.5% in comparison to 3.6% in December 2005.

   The SNB forecasts inflation rates of 1% for 2006 and 1.1% and 2% for 2007 and 2008, respectively. An important positive point is the development in short-term real interest rates, which, after being in negative territory since 2002, reached 0.7% by the end of 2005.

   After bottoming at the end of 2005 at 1.96% the 10-year confederation bond yield

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

finished the first quarter of 2006 at 2.48%. The differential between Euro and Swiss franc long term interest notes has been relatively stable during the quarter. Credit spreads in Switzerland have narrowed.

   The KOF (Swiss Institute for Business Cycle Research) has forecast an increase in GDP of 2.1% in 2006 (in line with SNB forecast) and 1.9% in 2007 on the back of sustained private consumption, fueled by disposable income growth and investments in machinery and equipment. Government consumption is expected to contribute little to economic growth in 2006 but the KOF believes that an increase in revenues and reduction in prior years' deficits could lead to higher expenditures in 2007. In the past quarter, economic indicators in Germany, one of Switzerland's main trading partners, have risen strongly. The IFO Index (Business climate) reached levels last seen in 2000 with an increase of nearly 14% from May 2005 to March 2006.

  Currencies
   After an impressive run in 2005, the US dollar started the year under pressure. It decreased by 0.8% against the Swiss franc and by 2.27% against the euro in the first quarter. This might be explained by investor expectation of a decrease in the interest rate differential, due to a perception that the ECB and the SNB have more room to increase rates than does the Federal Reserve. More sustained economic activity should therefore create the conditions for a stronger Swiss currency against the U.S. dollar. It is likely that the U.S. currency will continue to depreciate overall, as its risk premium may not be large enough any more to satisfy investors and as global trade tensions seem to be on the rise.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

----------------------------------------------------------------------------------------------------------------
Peer Group/Indices Performance Comparison in Swiss Francs
----------------------------------------------------------------------------------------------------------------
                                                                                                   Cumulative
                         as of                                                                    Performance
                        3/31/06  2005  2004   2003   2002    2001    2000   1999   1998   1997  12/31/96-3/31/06
----------------------- ------- ------ ----- ------ ------- ------- ------ ------ ------ ------ ----------------
Swiss Helvetia Fund      7.96%  33.20% 7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57% 63.99%     171.27%
Swiss Performance Index
 (SPI)                   7.33%  35.61% 6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.38% 55.19%     145.35%
Swiss Market Index
 (SMI)                   5.79%  33.21% 3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%     103.51%
Switzerland iShares/2/
(Formerly called Webs
 Switzerland)            7.14%  32.45% 6.34% 19.14% -26.23% -23.12%  7.75% 12.22% 11.74% 47.79%     103.61%
CS EF Swiss Blue
 Chips/3,7/              6.15%  32.27% 2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21% 59.90%     106.15%
UBS (CH) Equity Fund
 --Switzerland/4,7/      7.22%  33.50% 5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75% 55.94%     105.85%
Pictet (CH) -- Swiss
 Equities/5,7/           6.61%  37.06% 7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05% 55.65%     113.35%
Saraswiss (Bank
 Sarasin)/6,7/           6.83%  33.05% 2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41% 53.57%      95.19%

   Source: Bloomberg, management companies' websites, Investment Company Capital Corp., and Forum Financial Group.
   /1 /Performance of funds is based on changes in the fund's NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than Switzerland iShares, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.
   /2 /Shares of Switzerland iShares are traded on the New York Stock Exchange and invest in most of the same stocks listed in the Morgan Stanley Capital International (Switzerland) Index. These stocks represent Switzerland's largest and most established public companies, accounting for approximately 85% of the market capitalization of all of Switzerland's publicly traded stocks. Performance of shares of Switzerland iShares is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon on each date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38,
12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 =
1.24, 12/31/04 = 1.14, 12/31/05 = 1.3179, and 3/31/06 = 1.3088.
   /3 /This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.
   /4 /This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.
   /5/ This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.
   /6/ This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.
   /7/ These funds are not available for U.S. residents or citizens.
   Past performance is no guarantee of future results.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)


           ---------------------------------------------------------
                                                     Year to Date
                                                   December 31, 2005
                                                        Through
                                                    March 31, 2006
           --------------------------------------- -----------------
           Performance in Swiss Francs
           Swiss Performance Index (SPI)                 7.33%
           Swiss Helvetia Fund
            Based on Net Asset Value                     7.96%
           Change In U. S. Dollar vs. Swiss Franc       -0.84%
           Performance in U.S. Dollars
           Swiss Helvetia Fund Performance
            Based on Net Asset Value                     8.87%
            Based on Market Price                        9.47%
           S & P 500 Index                               4.21%
           MSCI EAFE Index                               9.40%
           Lipper European Fund Index (10 Largest)      11.28%
           Lipper European Fund Universe Average        12.56%

   Sources: Forum Financial Group and Bloomberg

  Outlook / Strategy
    Higher interest rates and expected inflation will provide strong challenges to the Swiss equity market going forward. An expected increase in currency and bond market volatility will reduce the capacity of investment banks and other intermediaries to take on risk in trading portfolios and could reduce liquidity in a sudden fashion.

    On the other hand earnings growth for the small and mid cap sectors and high free cash flow yields in the large cap sector should provide downside protection. We believe short term oriented money will continue to be a big factor in the equity markets. It is creating sharp moves on the upside on short covering and on the downside risk with stop loss orders.

    Overall, management believes that a stock picking strategy should continue to deliver competitive returns as banks are reducing their commitments to research, making some areas of the public market less efficient.

  Stock Repurchase Program
    Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. The Board has authorized the Fund to repurchase up to 1,000,000 shares during 2006. During the quarter ended March 31, 2006, the Fund repurchased and retired 24,000 shares at an average price of $15.61 per share (including brokerage commissions) and a weighted average discount of 13.89%. These repurchases, which had a total cost of $375,526, resulted in an increase of $60,554 to the Fund's net asset value.

Sincerely,

/s/ Samuel B. Witt III

Samuel B. Witt III, Esq.
Chairman

/s/ Rodolphe Hottinger

Rodolphe Hottinger
President and Chief Executive Officer

March 31st, 2006

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2006

                                                      Percent
                   No. of                             of Net
                   Shares    Security       Value     Assets
                   ------------------------------------------
                   Common Stocks -- 98.28%

                   Banks -- 15.94%

                     1,343 Bank
                           Sarasin &
                           Cie AG
                           Registered
                           Shares        $  3,596,817   0.76%
                           Offers
                           private
                           banking,
                           asset
                           management,
                           investment
                           advisory,
                           and
                           institutional
                           banking
                           services.
                           (Cost
                           $3,019,630)

                   428,000 Credit
                           Suisse
                           Group/2/
                           Registered
                           Shares          23,956,996   5.08%
                           A global
                           diversified
                           financial
                           service
                           company
                           with large
                           activity in
                           private
                           banking,
                           investment
                           banking,
                           asset
                           management
                           and
                           insurance
                           service.
                           (Cost
                           $14,071,732)

                   435,000 UBS AG/2/
                           Registered
                           Shares          47,665,761  10.10%
                           A global
                           diversified
                           financial
                           service
                           company
                           with large
                           activity in
                           private
                           banking,
                           investment
                           banking,
                           and asset
                           management.
                           (Cost
                           $7,578,949)
                                         ------------  -----
                                           75,219,574  15.94%

                   Basic Resources --
                   3.43%

                   101,136 Precious
                           Woods
                           Holding
                           AG/1/
                           Bearer
                           Shares           8,938,446   1.89%
                           Through
                           subsidiaries,
                           manages
                           tropical
                           forests
                           using
                           ecologically
                           sustainable
                           forest
                           management
                           methods.
                           Harvests
                           tropical
                           trees and
                           processes
                           them into
                           lumber.
                           (Cost
                           $9,076,879)

                                                               Percent
         No. of                                                of Net
         Shares              Security                Value     Assets
         -------------------------------------------------------------

         Basic Resources -- (continued)

         156,000 Swiss Steel AG
                 Registered Shares                $  7,251,789  1.54%
                 Manufactures industrial and
                 construction steel.
                 (Cost $5,484,167)
                                                  ------------  ----
                                                    16,190,235  3.43%

         Biotechnology -- 4.71%

          61,331 Actelion Ltd./1/
                 Registered Shares                   6,077,487  1.29%
                 Biotechnology company that
                 develops and markets synthetic
                 small-molecule drugs against
                 diseases related to the
                 endothelium.
                 (Cost $3,843,176)

          95,200 Basilea Pharmaceutica/1,2/
                 Registered Shares                  13,112,446  2.78%
                 Conducts research into the
                 development of drugs for the
                 treatment of infectious diseases
                 and dermatological problems.
                 (Cost $11,771,791)

          22,000 Speedel Holding AG/1/
                 Registered Shares                   3,030,187  0.64%
                 Researches and develops
                 therapies for cardiovascular and
                 metabolic diseases
                 (Cost $2,574,024)
                                                  ------------  ----
                                                    22,220,120  4.71%

         Chemicals -- 3.55%

           5,945 Sika AG
                 Bearer Shares                       6,095,803  1.29%
                 Leading producer of construction
                 chemicals.
                 (Cost $3,638,959)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2006
             (continued)

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------
         Common Stocks -- (continued)

         Chemicals -- (continued)

          75,931 Syngenta AG
                 Registered Shares                 $ 10,644,343   2.26%
                 Produces herbicides, insecticides
                 and fungicides, and seeds for
                 field crops, vegetables, and
                 flowers.
                 (Cost $4,361,658)
                                                   ------------  -----
                                                     16,740,146   3.55%

         Financial Services -- 0.60%

          18,000 Julius Baer Holding AG
                 Registered Shares                    1,623,905   0.34%
                 Offers private banking,
                 institutional asset management,
                 mutual funds, securities
                 brokerage, and corporate finance
                 services.
                 (Cost $1,567,111)

          15,000 OZ Holding AG
                 Bearer Shares                        1,228,144   0.26%
                 Provides brokerage and banking
                 services, specializing in futures
                 and options.
                 (Cost $987,525)
                                                   ------------  -----
                                                      2,852,049   0.60%

         Food & Beverages -- 13.94%

             300 Lindt & Sprungli AG
                 Registered Shares                    5,819,337   1.23%
                 Major manufacturer of premium
                 Swiss chocolates.
                 (Cost $1,196,399)

         202,500 Nestle AG/2/
                 Registered Shares                   59,966,714  12.71%
                 Largest food and beverage
                 processing company in the
                 world.
                 (Cost $12,107,256)
                                                   ------------  -----
                                                     65,786,051  13.94%

                                                                  Percent
        No. of                                                    of Net
        Shares                Security                  Value     Assets
       ------------------------------------------------------------------

       Industrial Goods & Services -- 7.86%

       1,214,000 ABB Ltd./2/
                 Registered Shares                   $ 15,281,249  3.25%
                 The holding company for ABB
                 Group which is one of the largest
                 electrical engineering firms in the
                 world.
                 (Cost $8,247,245)

         232,000 Adecco SA
                 Registered Shares                     12,932,777  2.74%
                 Leading personnel and temporary
                 employment company.
                 (Cost $12,023,985)

           1,141 Belimo Holding AG
                 Registered Shares                        825,072  0.18%
                 World market leader in damper
                 and volume control actuators for
                 ventilation and air-conditioning
                 equipment.
                 (Cost $231,391)

          15,240 INFICON Holding AG
                 Registered Shares                      2,074,604  0.44%
                 Manufactures and markets
                 vacuum instruments used to
                 monitor and control production
                 processes. Manufactures on-site
                 chemical detection and
                 monitoring system.
                 (Cost $1,444,912)

           8,658 Sulzer AG
                 Registered Shares                      5,893,018  1.25%
                 Manufactures and sells surface
                 coatings, pumps, and process
                 engineering equipment.
                 (Cost $2,835,425)
                                                     ------------  ----
                                                       37,006,720  7.86%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2006
             (continued)

                                                                  Percent
       No. of                                                     of Net
       Shares                Security                   Value     Assets
       ------------------------------------------------------------------
       Common Stocks -- (continued)

       Insurance -- 10.96%

        93,000 Swiss Life Holding/2/
               Registered Shares                     $ 19,427,631   4.12%
               Offers financial services including
               life and property insurance,
               institutional investment
               management, and private
               banking services.
               (Cost $17,941,752)

       100,088 Swiss Reinsurance Company
               Registered Shares                        6,977,095   1.48%
               One of the leading global
               reinsurers.
               (Cost $6,143,972)

       107,900 Zurich Financial Services AG/2/
               Registered Shares                       25,285,515   5.36%
               Offers property, accident, health,
               automobile, liability, financial risk
               and life insurance and retirement
               products.
               (Cost $19,098,648)
                                                     ------------  -----
                                                       51,690,241  10.96%

       Medical Technology -- 0.20%

        16,867 Phonak Holding AG
               Registered Shares                          957,670   0.20%
               Designs and produces analog
               and digital hearing aids.
               (Cost $143,401)
                                                     ------------  -----
                                                          957,670   0.20%

                                                                Percent
         No. of                                                 of Net
         Shares               Security                Value     Assets
        ---------------------------------------------------------------

        Personal & Household Goods -- 3.10%

          269,000 Compagnie Financiere
                  Richemont AG, Class A
                  Bearer Shares                    $ 12,864,904   2.73%
                  Manufactures and retails luxury
                  goods through subsidiaries.
                  Produces jewelry, watches,
                  leather goods, writing
                  instruments, and mens' and
                  womens' wear.
                  (Cost $8,966,764)

           10,400 Swatch Group AG
                  Bearer Shares                       1,742,021   0.37%
                  Manufactures finished watches,
                  movements and components.
                  Produces components necessary
                  to its eighteen watch brand
                  companies. Also operates retail
                  boutiques.
                  (Cost $1,404,455)
                                                   ------------  -----
                                                     14,606,925   3.10%

        Pharmaceuticals -- 26.73%

        1,149,000 Novartis AG/2/
                  Registered Shares                  63,742,970  13.51%
                  One of the leading manufacturers
                  of branded and generic
                  pharmaceutical products. The
                  company also manufactures
                  nutrition products.
                  (Cost $13,461,235)

          420,000 Roche Holding AG/2/
                  Dividend Rights Certificates       62,380,533  13.22%
                  Worldwide pharmaceutical
                  company.
                  (Cost $8,467,363)
                                                   ------------  -----
                                                    126,123,503  26.73%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2006
             (concluded)

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------
         Common Stocks -- (continued)

         Retailers -- 1.31%

         24,767 Galenica Holding AG
                Registered Shares                  $  4,846,891  1.03%
                Manufactures and distributes
                prescription and over-the-
                counter drugs, toiletries and
                hygiene products.
                (Cost $3,088,902)

            800 Jelmoli Holding AG
                Bearer Shares                         1,334,507  0.28%
                Owns and operates department
                and retail stores and provides
                mail-order catalog and real estate
                leasing services.
                (Cost $1,200,963)
                                                   ------------  ----
                                                      6,181,398  1.31%

         Technology -- 1.57%

         71,917 Advanced Digital Broadcast
                Holding/1/
                Registered Shares                     6,829,322  1.45%
                Develops equipment and systems
                to view and interact with digital
                TV broadcast through cable,
                satellite, and telecommunication
                networks.
                (Cost $5,413,809)

         14,230 Logitech International SA/1/
                Registered Shares                       567,305  0.12%
                Manufactures personal computer
                input devices, as well as
                producing trackballs, desktop
                publishing programs and related
                software.
                (Cost $219,768)
                                                   ------------  ----
                                                      7,396,627  1.57%

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------

        Utility Suppliers -- 4.38%

        214,450 BKW FMB Energie AG/2/
                Registered Shares                   $ 19,199,334   4.08%
                Produces electricity using
                nuclear, hydroelectric, solar,
                biomass and wind energy.
                (Cost $11,699,646)

          7,000 Centralschweizerische
                Kraftwerke
                Bearer Shares                          1,435,513   0.30%
                Supplies electric power, operates
                and maintains distribution
                network facilities, constructs and
                installs equipment, and offers
                consulting services to its clients.
                (Cost $1,161,341)
                                                    ------------ ------
                                                      20,634,847   4.38%

                Total Common Stocks
                (Cost $204,474,233)*                $463,606,106  98.28%

                Other Assets less Other
                Liabilities, net                       8,130,501   1.72%
                                                    ------------ ------

                Net Assets                          $471,736,607 100.00%
                                                    ============ ======

--------------------------------------------------------------------------------
 /1/Non-income producing security.
 /2/One of the ten largest portfolio holdings.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation  $259,131,873
                   Gross Unrealized Depreciation            --
                                                  ------------
                   Net Unrealized Appreciation    $259,131,873
                                                  ============

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)


The Plan
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

  . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
  . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
  . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
  .   You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?
The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

  . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
  . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
  . If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
  . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset val-

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited) (concluded)

ue, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?
The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response System:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                                                      A Swiss Investments Fund





                         THE SWISS HELVETIA FUND, INC.

                               Executive Offices
                         The Swiss Helvetia Fund, Inc.
                          1270 Avenue of the Americas
                                   Suite 400
                           New York, New York 10020
                                1-888-SWISS-00
                                (212) 332-2760
                                  www.swz.com


                                   The Swiss
--------------------------------------------------------------------------------
                                   Helvetia
--------------------------------------------------------------------------------
                                  Fund, Inc.
--------------------------------------------------------------------------------
                                  www.swz.com





                               Quarterly Report
                                    For the
                          Period Ended March 31, 2006